SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 10, 1998

                            Universal Heights, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                     0-20848                 65-0231984
  (State or other jurisdiction        (Commission              (IRS Employer
         of incorporation             File Number)           Identification No.)




          19589 N.E. 10th Avenue, Miami, Florida                    33179
         (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (305) 653-4274




                                Page 1 of 3 Pages


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Item 8. CHANGES IN FISCAL YEAR END

         On March 10, 1998, the Board of Directors of Universal Heights, Inc., a Delaware corporation ("Company"), adopted a resolution changing the Company's fiscal year end from April 30 to December 31, effective January 1, 1998. In accordance with Rule 13a-10 promulgated pursuant to the Securities and Exchange Act of 1934, as amended, the Company will file a transition report on Form 10-KSB for the transition period April 30 to December 31, 1997 within 90 days from the Company's determination to change its fiscal year end.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 13, 1998


                                      UNIVERSAL HEIGHTS, INC.


                                      By:/s/ Bradley I. Meier
                                         ------------------------------
                                         Bradley I. Meier
                                         President and Chief Executive
                                             Officer






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